AMENDED AND RESTATED
                          INVESTMENT ADVISORY AGREEMENT


         This AMENDED AND RESTATED AGREEMENT is made as of this 6th day of August 2003, and amended as of October 1, 2005 and March 27, 2009, between Wells Fargo Funds Trust (the "Trust"), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California, 94105 and Wells Fargo Funds Management, LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California, 94105.

         WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company and is authorized to issue interests (as defined in the Trust's Declaration of Trust, as amended and supplemented from time to time), in separate series; and

         WHEREAS, the Trust desires that the Adviser provide investment advisory services to each series of the Trust listed on Schedule A hereto as such Schedule may be amended or supplemented from time to time by mutual agreement (each a "Fund" and collectively the "Funds"), and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

         NOW THEREFORE, the Trust and the Adviser agree as follows:

         SECTION 1. APPOINTMENT OF THE ADVISER. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended and supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act and the Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be amended or supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Trust's Board of Trustees (the "Board"). The Board is authorized to issue any unissued shares in any number of additional classes or series.

         The investment authority granted to the Adviser shall include the authority to exercise whatever powers the Trust may possess with respect to any of its assets held by the Funds, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender offer, and participate in class actions and other legal proceedings on behalf of the Funds.

         The Trust hereby employs Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in the Funds and, without limiting the generality of the foregoing, to provide the other services specified in Section 2 hereof.

         SECTION 2. DUTIES OF THE ADVISER.

         (a) The Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. Among other things, the Adviser shall make all decisions with respect to the allocation of the Funds' investments in various securities or other assets, in investment styles and, if applicable, in other investment companies or pooled vehicles in which a Fund may invest. To carry out such decisions, the Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities for the Funds, the Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

         (b) The Adviser will report to the Board at each regular meeting thereof regarding the investment performance of the Funds since the prior report, and will also keep the Board informed of important developments affecting the Trust, each Fund and the Adviser, and on its own initiative will furnish the Board from time to time with such information as the Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which a Fund maintains investments. The Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Adviser may believe appropriate or as the Board reasonably may request.

             The Adviser shall promptly notify the Trust of (i) any changes regarding the Adviser that would impact disclosure in the Trust's Registration Statement, or (ii) any violation of any requirement, provision, policy or restriction that the Adviser is required to comply with under Section 6 of this Agreement. The Adviser shall immediately notify the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Funds or the Trust.

         (c) The Adviser will from time to time employ or sub-contract the services to certain persons as the Adviser believes to be appropriate or necessary to assist in the execution of the Adviser's duties hereunder; provided, however, that the employment or sub-contracting with any such person shall not relieve the Adviser of its responsibilities or liabilities hereunder and provided further that the Adviser shall not have the authority to sub-contract advisory responsibilities without the consent of the Trust. The cost of performance of such duties will be borne and paid by the Adviser. No obligation may be imposed on the Trust in any such respect.

             The Adviser shall supervise and monitor the activities of its representatives, personnel, sub-contractors, and agents in connection with the execution of its duties and obligations hereunder. The appropriate personnel of the Adviser will be made available to consult with the Board at reasonable times and upon reasonable notice concerning the business of the Trust.

         (d) The Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Adviser shall be the property of the Trust. The Trust, or the Trust's authorized representatives, shall have access to such books and records at all times during the Adviser's normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or the Trust's authorized representatives.

         (e) With respect to a Fund, the Adviser shall have no duties or obligations pursuant to this Agreement, during any period during which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

         SECTION 3. DELIVERY OF DOCUMENTS TO THE ADVISER. The Trust has furnished the Adviser with true, correct and complete copies of the following documents:

         (a) The Declaration of Trust, as in effect on the date hereof;
         (b) The Registration Statement filed with the Commission under the 1940 Act and the Securities Act; and
         (c) Written guidelines, policies and procedures adopted by the Trust.

         The Trust will furnish the Adviser with all future amendments and supplements to the foregoing as soon as practicable after such documents become available. The Trust shall furnish the Adviser with any further documents, materials or information that the Adviser may reasonably request in connection with the performance of its duties hereunder.

         SECTION 4. DELEGATION OF RESPONSIBILITIES. The Adviser may carry out any of its obligations under this Agreement by employing, subject to supervision by the Adviser, one or more Sub-Adviser(s) who are registered as investment advisers pursuant to the Investment Advisers Act of 1940 ("Sub-Advisers"). Each Sub-Adviser's employment will be evidenced by a separate written agreement approved by the Board and, if required under the 1940 Act, by the shareholders of the Fund (unless the Commission or its staff has given authorization or issued an interpretation dispensing with the requirement of shareholder approval). The Adviser shall not be liable hereunder for any act or omission of any Sub-Adviser, except for failure to exercise good faith in the employment of the Sub-Adviser and for failure to exercise appropriate supervision of such Sub-Adviser, and as may otherwise be agreed in writing. The Adviser shall be solely responsible for compensating any Sub-Adviser for services rendered under any Sub-Advisory Agreement. The Adviser may, from time to time and at any time, terminate any Sub-Adviser and reassume the responsibilities assigned to such Sub-Adviser with respect to any Fund without obtaining the approval of the shareholders of the Fund.

         SECTION 5. CONTROL BY BOARD. Any investment activities undertaken by the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Adviser on behalf of the Funds, shall at all times be subject to the direction and control of the Board.

         SECTION 6. COMPLIANCE WITH APPLICABLE REQUIREMENTS. In carrying out its obligations under this Agreement, the Adviser shall at all times comply with:

         (a) all applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder;

         (b) the Registration Statement of the Trust, as it may be amended from time to time, filed with the Commission under the Securities Act and the 1940 Act;

         (c) the provisions of the Declaration of Trust of the Trust, as it may be amended from time to time;

         (d) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds, and any rules and regulations adopted thereunder; and

         (e)any other applicable provisions of state or federal law, and any rules and regulations adopted thereunder.

         SECTION 7. PROXIES. The Adviser shall have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Funds are invested in accordance with the Trust's policies on proxy voting.

         SECTION 8. BROKER-DEALER RELATIONSHIPS. In connection with the purchase and sale of securities for the Funds, the Adviser is responsible for broker-dealer selection and negotiation of brokerage commission rates. The Adviser's primary consideration in effecting a security transaction will be to obtain the best price and execution. In selecting a broker-dealer to execute each particular transaction for a Fund, the Adviser will consider among other things: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board may from time to time determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the Fund and to other clients of the

Adviser. The Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who also provide brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934 and in compliance therewith. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board, indicating the brokers to whom such allocations have been made and the basis therefore.

         SECTION 9. EXPENSES. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. The expenses borne by the Trust include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

         The Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement. In addition, the Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the
Trust: (a) to amend the Trust's registration statement or supplement the Fund's prospectus, and circulate the same, to reflect a change in the personnel of the Adviser responsible for making investment decisions in relation to a Fund; (b) to obtain shareholder approval of a new sub-advisory agreement as a result of a "change in control" (as such term in defined in Section 2(a)(9) of the 1940 Act) of the Adviser, or to otherwise comply with the 1940 Act, the Securities Act, or any other applicable statute, law, rule or regulation, as a result of such change; or (c) to meet other legal or regulatory obligations caused by actions of the Adviser.

         SECTION 10. COMPENSATION.

         (a) As compensation for the advisory services provided under this Agreement, the Trust shall pay the Adviser fees, payable monthly, at the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time;

         (b) Except as provided in the following paragraph, no fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a single registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act (a "Master-Feeder Fund structure");

         (c) The adviser shall receive a fee of 0.25% (0.35% in the case of the WealthBuilder Funds) for asset allocation services if a Fund invests some of its investment assets in two or more registered, open-end management investment companies, or separate series thereof, in each case, in accordance with Section 12(d)(1)(G) under the Act, the rules thereunder or an exemptive order issued by the Commission exempting the Fund from the provisions of Section 12(d)(1)(A) under the Act (a "Fund of Funds structure").

         SECTION 11. STANDARD OF CARE. The Trust will expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser's best judgment and efforts in rendering its services to the Trust, and the Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser or any of its officers, directors, employees or agents, the Adviser shall not be subject to liability to the Trust or to any shareholders of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

         SECTION 12. NON-EXCLUSIVITY. The services of the Adviser to the Funds are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Adviser may serve as officers and directors of the Trust, and that officers or directors of the Trust may serve as officers or directors of the Adviser, to the extent that such services may be permitted by law, and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

         SECTION 13. RECORDS. The Adviser shall, with respect to orders the Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as such records as the Funds' administrator reasonably requests to be maintained, including, but not limited to, trade tickets and confirmations for portfolio trades. All such records shall be maintained in a form acceptable to the Trust and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Trust and will be made available for inspection and use by the Trust and its authorized representatives.

         SECTION 14. TERM AND APPROVAL. This Agreement shall become effective with respect to a Fund after approved in accordance with the requirements of the 1940 Act, and executed by the Adviser and the Trust, and shall thereafter continue from year to year, provided that the continuation of the Agreement is specifically approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

         (a) by the Board, or by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and

         (b) by the affirmative vote of a majority of the Trust's Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

         SECTION 15. TERMINATION. As required under the 1940 Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of a Fund's outstanding voting securities, or by the Adviser, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or by the Commission staff in no-action letters issued under the 1940 Act.

         This Agreement may also be terminated immediately by the Trust or the Adviser in the event that either party (i) breaches a material term of this Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of such other party.

         SECTION 16. INDEMNIFICATION BY THE ADVISER. The Trust shall not be responsible for, and the Adviser shall indemnify and hold the Trust or any Fund harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties on the part of the Adviser or any of its officers, directors, employees or agents.

         SECTION 17. INDEMNIFICATION BY THE TRUST. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of duties hereunder on the part of the Adviser or any of its officers, directors, employees or agents, the Trust hereby agrees to indemnify and hold harmless the Adviser against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds, their officers, directors, employees or affiliates.

         SECTION 18. NOTICES. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention C. David Messman, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention Karla M. Rabusch.

         SECTION 19. QUESTIONS OF INTERPRETATION. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware to the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted.

         SECTION 20. AMENDMENT OF THIS AGREEMENT. This Agreement supersedes the advisory agreement between the parties hereto dated March 1, 2001. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Funds. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board and the Adviser.

         SECTION 21. WELLS FARGO NAME. The Adviser and the Trust each agree that the name "Wells Fargo," which comprises a component of the Trust's name, is a property right of the parent of the Adviser. The Trust agrees and consents that:
(i) it will use the words "Wells Fargo" as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose;
(ii) it will not grant to any third party the right to use the name "Wells Fargo" for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words "Wells Fargo," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to any Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words "Wells Fargo" and following such change, shall not use the words "Wells Fargo," or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words.

         SECTION 22. RISK ACKNOWLEDGEMENT. The Adviser does not guarantee the future performance of the Funds or any specific level of performance, the success of any investment decision or strategy that the Adviser may use, or the success of the Adviser's overall management of the Funds. The Trust understands that investment decisions made for the Funds by the Adviser are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable. The Adviser will manage only the securities, cash and other investments for which management responsibility is delegated to it and which are held in the Funds' account(s) and, in making investment decisions for the Funds, the Adviser will not consider any other securities, cash or other investments owned by the Trust.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                        WELLS FARGO FUNDS TRUST
                                        on behalf of the Funds


                                        By:   /s/ C. David Messman
                                              ----------------------------------
                                              C. David Messman
                                              Secretary


                                        WELLS FARGO FUNDS MANAGEMENT, LLC


                                        By:   /s/ Andrew Owen
                                              ----------------------------------
                                              Andrew Owen
                                              Executive Vice President

                                   SCHEDULE A

                          WELLS FARGO FUNDS MANAGEMENT
                          INVESTMENT ADVISORY AGREEMENT

                             WELLS FARGO FUNDS TRUST

     ---------------------------------------------- -------------------------------- -------------------------------
                                                      FEE AS % OF AVG. DAILY NET       FEE AS % OF AVG. DAILY NET
                                                              ASSET VALUE                     ASSET VALUE
                                                    -------------------------------- -------------------------------
     WELLS FARGO FUNDS TRUST                                    CURRENT                    AS OF JULY 9, 2010+
     ---------------------------------------------- -------------------------------- -------------------------------
     Adjustable Rate Government Fund*                First 500M         0.40
                                                     Next 500M          0.375                   No changes
                                                     Next 2B            0.35
                                                     Next 2B            0.325
                                                     Over 5B            0.30
     ---------------------------------------------- -------------------------------- -------------------------------
     Aggressive Allocation Fund(1)                               0.25                           No changes
     ---------------------------------------------- -------------------------------- -------------------------------
     Asia Pacific Fund                               First 500M         1.10
                                                     Next 500M          1.05                    No changes
                                                     Next 2B            1.00
                                                     Next 2B            0.975
                                                     Over 5B            0.95
     ---------------------------------------------- -------------------------------- -------------------------------
     Asset Allocation Fund*                          First 1B           0.25
                                                     Next 4B            0.225                   No changes
                                                     Over 5B            0.20
     ---------------------------------------------- -------------------------------- -------------------------------
     California Limited-Term Tax-Free Fund           First 500M         0.35
                                                     Next 500M          0.325                   No changes
                                                     Next 2B            0.30
                                                     Next 2B            0.275
                                                     Over 5B            0.25
     ---------------------------------------------- -------------------------------- -------------------------------
     California Tax-Free Fund                        First 500M         0.35
                                                     Next 500M          0.325                   No changes
                                                     Next 2B            0.30
                                                     Next 2B            0.275
                                                     Over 5B            0.25
     ---------------------------------------------- -------------------------------- -------------------------------
     California Municipal Money Market Fund          First 1B           0.30
                                                     Next 4B            0.275                   No changes
                                                     Over 5B            0.25
     ---------------------------------------------- -------------------------------- -------------------------------

--------------------
+ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved a reduction in the advisory fee rates payable on a number of Funds. Such fee reductions are scheduled to become effective concurrently with the earliest of any closing of the Reorganization with the Evergreen family of funds, currently July 9, 2010.

* In connection with the reorganization with the Evergreen family of funds, on December 18, 2009 and January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of new Wells Fargo Advantage shell funds to become effective on July 9, 2010 (fixed income and money markets) and July 16, 2010 (equity and international funds).

(1) On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Aggressive Allocation Fund into the Growth Balanced Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

     ---------------------------------------------- -------------------------------- -------------------------------
                                                      FEE AS % OF AVG. DAILY NET       FEE AS % OF AVG. DAILY NET
                                                              ASSET VALUE                     ASSET VALUE
                                                    -------------------------------- -------------------------------
     WELLS FARGO FUNDS TRUST                                    CURRENT                    AS OF JULY 9, 2010+
     ---------------------------------------------- -------------------------------- -------------------------------
     California Municipal Money Market Trust                     0.00                           No changes
     ---------------------------------------------- -------------------------------- -------------------------------
     Capital Growth Fund                             First 500M           0.70        First 500M       0.65
                                                     Next 500M            0.65        Next 500M        0.625
                                                     Next 2B              0.60        Next 1B          0.60
                                                     Next 2B              0.575       Next 2B          0.575
                                                     Over 5B              0.55        Over 4B          0.55
     ---------------------------------------------- -------------------------------- -------------------------------
     Cash Investment Money Market Fund                           0.10                           No changes
     ---------------------------------------------- -------------------------------- -------------------------------
     Classic Value Fund*                             First 500M           0.65
                                                     Next 500M            0.625                 No changes
                                                     Next 1B              0.60
                                                     Next 2B              0.575
                                                     Over 4B              0.55
     ---------------------------------------------- -------------------------------- -------------------------------
     Colorado Tax-Free Fund                          First 500M           0.35
                                                     Next 500M            0.325                 No changes
                                                     Next 2B              0.30
                                                     Next 2B              0.275
                                                     Over 5B              0.25
     ---------------------------------------------- -------------------------------- -------------------------------
     Common Stock Fund                               First 500M           0.75        First 500M       0.75
                                                     Next 500M            0.70        Next 500M        0.70
                                                     Next 2B              0.65        Next 1B          0.65
                                                     Next 2B              0.625       Next 2B          0.625
                                                     Over 5B              0.60        Over 4B          0.60
     ---------------------------------------------- -------------------------------- -------------------------------
     Conservative Allocation Fund                                0.25                           No changes
     ---------------------------------------------- -------------------------------- -------------------------------
     Core Equity Fund*                               First 500M           0.65
                                                     Next 500M            0.625                 No changes
                                                     Next 1B              0.60
                                                     Next 2B              0.575
                                                     Over 4B              0.55
     ---------------------------------------------- -------------------------------- -------------------------------
     C&B Mid Cap Value Fund                          First 500M           0.75        First 500M       0.70
                                                     Next 500M            0.70        Next 500M        0.675
                                                     Next 2B              0.65        Next 1B          0.65
                                                     Next 2B              0.625       Next 2B          0.625
                                                     Over 5B              0.60        Over 4B          0.60
     ---------------------------------------------- -------------------------------- -------------------------------
     C&B Large Cap Value Fund                                    0.00+/-                        No changes
     ---------------------------------------------- -------------------------------- -------------------------------
     Disciplined Global Equity Fund*                 First 500M           0.70
                                                     Next 500M            0.65                  No changes
                                                     Next 1B              0.60
                                                     Next 2B              0.575
                                                     Over 4B              0.55
     ---------------------------------------------- -------------------------------- -------------------------------
     Disciplined U.S. Core Fund*                     First 1B             0.30
                                                     Next 4B              0.275                 No changes
                                                     Over 5B              0.25
     ---------------------------------------------- -------------------------------- -------------------------------

     ---------------------------------------------- -------------------------------- -------------------------------
                                                      FEE AS % OF AVG. DAILY NET       FEE AS % OF AVG. DAILY NET
                                                              ASSET VALUE                     ASSET VALUE
                                                    -------------------------------- -------------------------------
     WELLS FARGO FUNDS TRUST                                    CURRENT                    AS OF JULY 9, 2010+
     ---------------------------------------------- -------------------------------- -------------------------------
     Disciplined Value Fund*                         First 500M           0.55
                                                     Next 500M            0.525                 No changes
                                                     Next 1B              0.50
                                                     Next 2B              0.475
                                                     Over 4B              0.45
     ---------------------------------------------- -------------------------------- -------------------------------
     Discovery Fund                                  First 500M           0.75        First 500M       0.75
                                                     Next 500M            0.70        Next 500M        0.70
                                                     Next 2B              0.65        Next 1B          0.65
                                                     Next 2B              0.625       Next 2B          0.625
                                                     Over 5B              0.60        Over 4B          0.60
     ---------------------------------------------- -------------------------------- -------------------------------
     Diversified Bond Fund(2)                                    0.25                          No changes
     ---------------------------------------------- -------------------------------- -------------------------------
     Diversified Capital Builder*                    First 500M           0.60                 No changes
                                                     Next 500M            0.55
                                                     Next 2B              0.50
                                                     Next 2B              0.475
                                                     Over 5B              0.45
     ---------------------------------------------- -------------------------------- -------------------------------
     Diversified Equity Fund                                     0.25                          No changes
     ---------------------------------------------- -------------------------------- -------------------------------
     Diversified Income Builder*                     First 500M           0.50                 No changes
                                                     Next 500M            0.475
                                                     Next 2B              0.45
                                                     Next 2B              0.425
                                                     Over 5B              0.40
     ---------------------------------------------- -------------------------------- -------------------------------
     Diversified International Fund (formerly,       First 500M           0.95        First 500M       0.85
     the International Equity Fund)                  Next 500M            0.90        Next 500M        0.80
                                                     Next 2B              0.85        Next 1B          0.75
                                                     Next 2B              0.825       Next 2B          0.725
                                                     Over 5B              0.80        Over 4B          0.70
     ---------------------------------------------- -------------------------------- -------------------------------
     Diversified Small Cap Fund                                  0.25                          No changes
     ---------------------------------------------- -------------------------------- -------------------------------
     Emerging Growth Fund                                        0.00+/-                       No changes
     ---------------------------------------------- -------------------------------- -------------------------------
     Emerging Markets Equity Fund(3)                 First 500M           1.10
                                                     Next 500M            1.05                 No changes
                                                     Next 2B              1.00
                                                     Next 2B              0.975
                                                     Over 5B              0.95
     ---------------------------------------------- -------------------------------- -------------------------------

--------------------
(2) On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Diversified Bond Fund into the Total Return Bond Fund. Subject to receipt of shareholder approval, the merger will become effective on July 9, 2010.

(3) On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Emerging Markets Equity Fund to the Emerging Markets Equity Fund II. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

     ---------------------------------------------- -------------------------------- -------------------------------
                                                      FEE AS % OF AVG. DAILY NET       FEE AS % OF AVG. DAILY NET
                                                              ASSET VALUE                     ASSET VALUE
                                                    -------------------------------- -------------------------------
     WELLS FARGO FUNDS TRUST                                    CURRENT                    AS OF JULY 9, 2010+
     ---------------------------------------------- -------------------------------- -------------------------------
     Emerging Markets Equity Fund II(4)              First 500M           1.10                 No changes
                                                     Next 500M            1.05
                                                     Next 1B              1.00
                                                     Next 2B              0.975
                                                     Over 4B              0.950
     ---------------------------------------------- -------------------------------- -------------------------------
     Endeavor Select Fund                            First 500M           0.70        First 500M       0.65
                                                     Next 500M            0.65        Next 500M        0.625
                                                     Next 2B              0.60        Next 1B          0.60
                                                     Next 2B              0.575       Next 2B          0.575
                                                     Over 5B              0.55        Over 4B          0.55
     ---------------------------------------------- -------------------------------- -------------------------------
     Enterprise Fund                                 First 500M           0.75        First 500M       0.70
                                                     Next 500M            0.70        Next 500M        0.675
                                                     Next 2B              0.65        Next 1B          0.65
                                                     Next 2B              0.625       Next 2B          0.625
                                                     Over 5B              0.60        Over 4B          0.60
     ---------------------------------------------- -------------------------------- -------------------------------
     Equity Income Fund(5)                                       0.00+/-                        No changes
     ---------------------------------------------- -------------------------------- -------------------------------
     Equity Value Fund                                           0.00+/-                        No changes
     ---------------------------------------------- -------------------------------- -------------------------------
     Global Opportunities Fund*                      First 500M           0.90
                                                     Next 500M            0.875                 No changes
                                                     Next 1B              0.85
                                                     Next 2B              0.825
                                                     Over 4B              0.80
     ---------------------------------------------- -------------------------------- -------------------------------
     Government Money Market Fund                                0.10                           No changes
     ---------------------------------------------- -------------------------------- -------------------------------
     Government Securities Fund                      First 500M           0.40                  No changes
                                                     Next 500M            0.375
                                                     Next 2B              0.35
                                                     Next 2B              0.325
                                                     Over 5B              0.30
     ---------------------------------------------- -------------------------------- -------------------------------
     Growth Balanced Fund                                        0.25                          No changes
     ---------------------------------------------- -------------------------------- -------------------------------
     Growth Equity Fund(6)                                       0.25                          No changes
     ---------------------------------------------- -------------------------------- -------------------------------

--------------------
(4) On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Emerging Markets Equity Fund II (shell fund) and the merger of the Emerging Markets Equity Fund into the shell fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010. At that time, the shell fund will change its name to the Emerging Markets Equity Fund.

(5) On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Equity Income Fund to the Disciplined Value Fund. Upon shareholder approval, the merger will become effective July 16, 2010. In addition, for an interim period following shareholder approval, the Equity Income Fund will convert from a gateway feeder fund to a stand-alone fund. The advisory fees during this interim period of June 18, 2010 to July 16, 2010 will be: 0.70% on the first 500M; 0.65% on the next 500M; 0.60% on the next 2B; 0.575% on the next 2B; and 0.55% over 5B.

(6) On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Growth Equity Fund into the Diversified Equity Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

     ---------------------------------------------- -------------------------------- -------------------------------
                                                      FEE AS % OF AVG. DAILY NET       FEE AS % OF AVG. DAILY NET
                                                              ASSET VALUE                     ASSET VALUE
                                                    -------------------------------- -------------------------------
     WELLS FARGO FUNDS TRUST                                    CURRENT                    AS OF JULY 9, 2010+
     ---------------------------------------------- -------------------------------- -------------------------------
     Growth Fund                                     First 500M           0.75        First 500M       0.75
                                                     Next 500M            0.70        Next 500M        0.70
                                                     Next 2B              0.65        Next 1B          0.65
                                                     Next 2B              0.625       Next 2B          0.625
                                                     Over 5B              0.60        Over 4B          0.60
     ---------------------------------------------- -------------------------------- -------------------------------
     Growth Opportunities Fund*                      First 500M           0.75
                                                     Next 500M            0.70                  No changes
                                                     Next 1B              0.65
                                                     Next 2B              0.625
                                                     Over 4B              0.60
     ---------------------------------------------- -------------------------------- -------------------------------
     Health Care Fund*                               First 500M           0.80
                                                     Next 500M            0.75                  No changes
                                                     Next 1B              0.70
                                                     Next 2B              0.675
                                                     Over 4B              0.65
     ---------------------------------------------- -------------------------------- -------------------------------
     Heritage Money Market Fund                                   0.10                          No changes
     ---------------------------------------------- -------------------------------- -------------------------------
     High Income Fund                                First 500M           0.50
                                                     Next 500M            0.475                 No changes
                                                     Next 2B              0.45
                                                     Next 2B              0.425
                                                     Over 5B              0.40
     ---------------------------------------------- -------------------------------- -------------------------------
     High Yield Bond Fund*                           First 500M           0.50
                                                     Next 500M            0.475                 No changes
                                                     Next 2B              0.45
                                                     Next 2B              0.425
                                                     Over 5B              0.40
     ---------------------------------------------- -------------------------------- -------------------------------
     Income Plus Fund                                First 500M           0.50        First 500M       0.40
                                                     Next 500M            0.475       Next 500M        0.375
                                                     Next 2B              0.45        Next 2B          0.35
                                                     Next 2B              0.425       Next 2B          0.325
                                                     Over 5B              0.40        Over 5B          0.30
     ---------------------------------------------- -------------------------------- -------------------------------
     Index Asset Allocation Fund (formerly, the      First 500M           0.65        First 500M       0.60
     Asset Allocation Fund)                          Next 500M            0.60        Next 500M        0.55
                                                     Next 2B              0.55        Next 2B          0.50
                                                     Next 2B              0.525       Next 2B          0.475
                                                     Over 5B              0.50        Over 5B          0.450
     ---------------------------------------------- -------------------------------- -------------------------------
     Index Fund                                                  0.00+/-                        No changes
     ---------------------------------------------- -------------------------------- -------------------------------
     Inflation-Protected Bond Fund                               0.00+/-                        No changes
     ---------------------------------------------- -------------------------------- -------------------------------
     Intermediate Tax/AMT Free Fund                  First 500M           0.35
                                                     Next 500M            0.325                 No changes
                                                     Next 2B              0.30
                                                     Next 2B              0.275
                                                     Over 5B              0.25
     ---------------------------------------------- -------------------------------- -------------------------------

     ---------------------------------------------- -------------------------------- -------------------------------
                                                      FEE AS % OF AVG. DAILY NET       FEE AS % OF AVG. DAILY NET
                                                              ASSET VALUE                     ASSET VALUE
                                                    -------------------------------- -------------------------------
     WELLS FARGO FUNDS TRUST                                    CURRENT                    AS OF JULY 9, 2010+
     ---------------------------------------------- -------------------------------- -------------------------------
     International Bond Fund*                        First 500M           0.55
                                                     Next 500M            0.525                 No changes
                                                     Next 2B              0.50
                                                     Next 2B              0.475
                                                     Over 5B              0.45
     ---------------------------------------------- -------------------------------- -------------------------------
     International Core Fund(7)                      First 500M           0.95        First 500M       0.85
                                                     Next 500M            0.90        Next 500M        0.80
                                                     Next 2B              0.85        Next 1B          0.75
                                                     Next 2B              0.825       Next 2B          0.725
                                                     Over 5B              0.80        Over 4B          0.70
     ---------------------------------------------- -------------------------------- -------------------------------
     International Value Fund                                    0.00+/-                        No changes
     ---------------------------------------------- -------------------------------- -------------------------------
     Intrinsic Value Fund*                           First 500M           0.65
                                                     Next 500M            0.625                 No changes
                                                     Next 1B              0.60
                                                     Next 2B              0.575
                                                     Over 4B              0.55
     ---------------------------------------------- -------------------------------- -------------------------------
     Intrinsic World Equity Fund*                    First 500M           0.80
                                                     Next 500M            0.75                  No changes
                                                     Next 1B              0.70
                                                     Next 2B              0.675
                                                     Over 4B              0.65
     ---------------------------------------------- -------------------------------- -------------------------------
     Large Cap Appreciation Fund(8)                              0.00+/-                        No changes
     ---------------------------------------------- -------------------------------- -------------------------------
     Large Cap Core Fund*                            First 500M           0.65
                                                     Next 500M            0.625                 No changes
                                                     Next 1B              0.60
                                                     Next 2B              0.575
                                                     Over 4B              0.55
     ---------------------------------------------- -------------------------------- -------------------------------
     Large Cap Growth Fund                           First 500M           0.70        First 500M       0.65
                                                     Next 500M            0.65        Next 500M        0.625
                                                     Next 2B              0.60        Next 1B          0.60
                                                     Next 2B              0.575       Next 2B          0.575
                                                     Over 5B              0.55        Over 4B          0.55
     ---------------------------------------------- -------------------------------- -------------------------------

--------------------
(7) On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the name change of the International Core Fund to the International Equity Fund, effective July 16, 2010.

(8) On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Large Cap Appreciation Fund to the Capital Growth Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010. In addition, for an interim period following shareholder approval, the Large Cap Appreciation Fund will convert from a gateway feeder fund to a stand-alone fund. The advisory fees during this interim period of June 18, 2010 to July 16, 2010 will be: 0.70 on the first 500M; 0.65% on the next 500M; 0.60% on the next 2B; 0.575% on the next 2B; and 0.55% over 5B.

     ---------------------------------------------- -------------------------------- -------------------------------
                                                      FEE AS % OF AVG. DAILY NET       FEE AS % OF AVG. DAILY NET
                                                              ASSET VALUE                     ASSET VALUE
                                                    -------------------------------- -------------------------------
     WELLS FARGO FUNDS TRUST                                    CURRENT                    AS OF JULY 9, 2010+
     ---------------------------------------------- -------------------------------- -------------------------------
     Large Company Core Fund(9)                      First 500M           0.70
                                                     Next 500M            0.65                  No changes
                                                     Next 2B              0.60
                                                     Next 2B              0.575
                                                     Over 5B              0.55
     ---------------------------------------------- -------------------------------- -------------------------------
     Large Company Growth Fund(10)                               0.00+/-                        No changes
     ---------------------------------------------- -------------------------------- -------------------------------
     Large Company Value Fund                        First 500M           0.70        First 500M       0.65
                                                     Next 500M            0.65        Next 500M        0.625
                                                     Next 2B              0.60        Next 1B          0.60
                                                     Next 2B              0.575       Next 2B          0.575
                                                     Over 5B              0.55        Over 4B          0.55
     ---------------------------------------------- -------------------------------- -------------------------------
     Managed Account CoreBuilder Shares Series G                  0.00                          No changes
     ---------------------------------------------- -------------------------------- -------------------------------
     Managed Account CoreBuilder Shares Series M                  0.00                          No changes
     ---------------------------------------------- -------------------------------- -------------------------------
     Mid Cap Disciplined Fund(11)                    First 500M           0.75        First 500M       0.70
                                                     Next 500M            0.70        Next 500M        0.675
                                                     Next 2B              0.65        Next 1B          0.65
                                                     Next 2B              0.625       Next 2B          0.625
                                                     Over 5B              0.60        Over 4B          0.60
     ---------------------------------------------- -------------------------------- -------------------------------
     Mid Cap Growth Fund                             First 500M           0.75        First 500M       0.70
                                                     Next 500M            0.70        Next 500M        0.675
                                                     Next 2B              0.65        Next 1B          0.65
                                                     Next 2B              0.625       Next 2B          0.625
                                                     Over 5B              0.60        Over 4B          0.60
     ---------------------------------------------- -------------------------------- -------------------------------
     Minnesota Money Market Fund                     First 1B             0.30        First 1B         0.30
                                                     Next 4B              0.275       Next 4B          0.275
                                                     Over 5B              0.25        Next 10B         0.25
                                                                                      Next 10B         0.225
                                                                                      Over 25B         0.20
     ---------------------------------------------- -------------------------------- -------------------------------

--------------------
(9) On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Large Company Core Fund into the Large Cap Core Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

(10) On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Large Company Growth Fund to the Premier Large Company Growth Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010. In addition, for an interim period following shareholder approval, the Large Company Growth Fund will convert from a gateway feeder fund to a stand-alone fund. The advisory fees during this interim period of June 18, 2010 to July 16, 2010 will be: 0.70% on the first 500M; 0.65% on the next 500M; 0.60% on the next 2B; 0.575% on the next 2B; and 0.55% over 5B.

(11) On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the name change of the Mid Cap Disciplined Fund to the Special Mid Cap Value Fund effective July 16, 2010.

     ---------------------------------------------- -------------------------------- -------------------------------
                                                      FEE AS % OF AVG. DAILY NET       FEE AS % OF AVG. DAILY NET
                                                              ASSET VALUE                     ASSET VALUE
                                                    -------------------------------- -------------------------------
     WELLS FARGO FUNDS TRUST                                    CURRENT                    AS OF JULY 9, 2010+
     ---------------------------------------------- -------------------------------- -------------------------------
     Minnesota Tax-Free Fund                         First 500M           0.35
                                                     Next 500M            0.325                 No changes
                                                     Next 2B              0.30
                                                     Next 2B              0.275
                                                     Over 5B              0.25
     ---------------------------------------------- -------------------------------- -------------------------------
     Moderate Balanced Fund                                      0.25                           No changes
     ---------------------------------------------- -------------------------------- -------------------------------
     Money Market Fund                               First 1B             0.30        First 1B         0.30
                                                     Next 4B              0.275       Next 4B          0.275
                                                     Over 5B              0.25        Next 10B         0.25
                                                                                      Next 10B         0.225
                                                                                      Over 25B         0.20
     ---------------------------------------------- -------------------------------- -------------------------------
     Money Market Trust                                          0.00                           No changes
     ---------------------------------------------- -------------------------------- -------------------------------
     Municipal Bond Fund                             First 500M           0.35
                                                     Next 500M            0.325                 No changes
                                                     Next 2B              0.30
                                                     Next 2B              0.275
                                                     Over 5B              0.25
     ---------------------------------------------- -------------------------------- -------------------------------
     Municipal Cash Management Money Market Fund*                 0.10                          No changes
     ---------------------------------------------- -------------------------------- -------------------------------
     Municipal Money Market Fund                     First 1B             0.30        First 1B         0.30
                                                     Next 4B              0.275       Next 4B          0.275
                                                     Over 5B              0.25        Next 10B         0.25
                                                                                      Next 10B         0.225
                                                                                      Over 25B         0.20
     ---------------------------------------------- -------------------------------- -------------------------------
     National Tax-Free Money Market Fund                         0.10                           No changes
     ---------------------------------------------- -------------------------------- -------------------------------
     National Tax-Free Money Market Trust                        0.00                           No changes
     ---------------------------------------------- -------------------------------- -------------------------------
     New Jersey Municipal Money Market Fund*         First 1B             0.30
                                                     Next 4B              0.275                 No changes
                                                     Over 5B              0.25
     ---------------------------------------------- -------------------------------- -------------------------------
     New York Municipal Money Market Fund*           First 1B             0.30
                                                     Next 4B              0.275                 No changes
                                                     Over 5B              0.25
     ---------------------------------------------- -------------------------------- -------------------------------
     North Carolina Tax-Free Fund*                   First 500M           0.35
                                                     Next 500M            0.325                 No changes
                                                     Next 2B              0.30
                                                     Next 2B              0.275
                                                     Over 5B              0.25
     ---------------------------------------------- -------------------------------- -------------------------------
     Omega Growth Fund*                              First 500M           0.75
                                                     Next 500M            0.70                  No changes
                                                     Next 1B              0.65
                                                     Next 2B              0.625
                                                     Over 4B              0.60
     ---------------------------------------------- -------------------------------- -------------------------------

     ---------------------------------------------- -------------------------------- -------------------------------
                                                      FEE AS % OF AVG. DAILY NET       FEE AS % OF AVG. DAILY NET
                                                              ASSET VALUE                     ASSET VALUE
                                                    -------------------------------- -------------------------------
     WELLS FARGO FUNDS TRUST                                    CURRENT                    AS OF JULY 9, 2010+
     ---------------------------------------------- -------------------------------- -------------------------------
     Opportunity Fund                                First 500M           0.75        First 500M       0.70
                                                     Next 500M            0.70        Next 500M        0.675
                                                     Next 2B              0.65        Next 1B          0.65
                                                     Next 2B              0.625       Next 2B          0.625
                                                     Over 5B              0.60        Over 4B          0.60
     ---------------------------------------------- -------------------------------- -------------------------------
     Overland Express Sweep Fund(12)                 First 1B             0.30        First 1B         0.30
                                                     Next 4B              0.275       Next 4B          0.275
                                                     Over 5B              0.25        Next 10B         0.25
                                                                                      Next 10B         0.225
                                                                                      Over 25B         0.20
     ---------------------------------------------- -------------------------------- -------------------------------
     Pennsylvania Municipal Money Market Fund*       First 1B             0.30
                                                     Next 4B              0.275                 No changes
                                                     Over 5B              0.25
     ---------------------------------------------- -------------------------------- -------------------------------
     Pennsylvania Tax-Free Fund*                     First 500M           0.35
                                                     Next 500M            0.325                 No changes
                                                     Next 2B              0.30
                                                     Next 2B              0.275
                                                     Over 5B              0.25
     ---------------------------------------------- -------------------------------- -------------------------------
     Precious Metals Fund*                           First 500M           0.60
                                                     Next 500M            0.55                  No changes
                                                     Next 1B              0.50
                                                     Next 2B              0.475
                                                     Over 4B              0.45
     ---------------------------------------------- -------------------------------- -------------------------------
     Premier Large Company Growth Fund*              First 500M           0.65
                                                     Next 500M            0.625                 No changes
                                                     Next 1B              0.60
                                                     Next 2B              0.575
                                                     Over 4B              0.55
     ---------------------------------------------- -------------------------------- -------------------------------
     Prime Investment Money Market Fund                          0.10                           No changes
     ---------------------------------------------- -------------------------------- -------------------------------
     Short Duration Government Bond Fund             First 500M           0.40
                                                     Next 500M            0.375                 No changes
                                                     Next 2B              0.35
                                                     Next 2B              0.325
                                                     Over 5B              0.30
     ---------------------------------------------- -------------------------------- -------------------------------
     Short-Term Bond Fund                            First 500M           0.40
                                                     Next 500M            0.375                 No changes
                                                     Next 2B              0.35
                                                     Next 2B              0.325
                                                     Over 5B              0.30
     ---------------------------------------------- -------------------------------- -------------------------------

--------------------
(12) On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Overland Express Sweep Fund into the Money Market Fund effective July 9, 2010.

     ---------------------------------------------- -------------------------------- -------------------------------
                                                      FEE AS % OF AVG. DAILY NET       FEE AS % OF AVG. DAILY NET
                                                              ASSET VALUE                     ASSET VALUE
                                                    -------------------------------- -------------------------------
     WELLS FARGO FUNDS TRUST                                    CURRENT                    AS OF JULY 9, 2010+
     ---------------------------------------------- -------------------------------- -------------------------------
     Short-Term High Yield Bond Fund                 First 500M           0.50
                                                     Next 500M            0.475                 No changes
                                                     Next 2B              0.45
                                                     Next 2B              0.425
                                                     Over 5B              0.40
     ---------------------------------------------- -------------------------------- -------------------------------
     Short-Term Municipal Bond Fund                  First 500M           0.35
                                                     Next 500M            0.325                 No changes
                                                     Next 2B              0.30
                                                     Next 2B              0.275
                                                     Over 5B              0.25
     ---------------------------------------------- -------------------------------- -------------------------------
     Small Cap Disciplined Fund(13)                  First 500M           0.85        First 500M       0.80
                                                     Next 500M            0.825       Next 500M        0.775
                                                     Next 1B              0.80        Next 1B          0.75
                                                     Next 1B              0.775       Next 1B          0.725
                                                     Over 3B              0.75        Over 3B          0.70
     ---------------------------------------------- -------------------------------- -------------------------------
     Small Cap Growth Fund                           First 500M           0.85        First 500M       0.80
                                                     Next 500M            0.825       Next 500M        0.775
                                                     Next 1B              0.80        Next 1B          0.75
                                                     Next 1B              0.775       Next 1B          0.725
                                                     Over 3B              0.75        Over 3B          0.70
     ---------------------------------------------- -------------------------------- -------------------------------
     Small Cap Opportunities Fund                    First 500M           0.85        First 500M       0.80
                                                     Next 500M            0.825       Next 500M        0.775
                                                     Next 1B              0.80        Next 1B          0.75
                                                     Next 1B              0.775       Next 1B          0.725
                                                     Over 3B              0.75        Over 3B          0.70
     ---------------------------------------------- -------------------------------- -------------------------------
     Small Cap Value Fund                            First 500M           0.85        First 500M       0.80
                                                     Next 500M            0.825       Next 500M        0.775
                                                     Next 1B              0.80        Next 1B          0.75
                                                     Next 1B              0.775       Next 1B          0.725
                                                     Over 3B              0.75        Over 3B          0.70
     ---------------------------------------------- -------------------------------- -------------------------------
     Small Company Growth Fund                                   0.00+/-                        No changes
     ---------------------------------------------- -------------------------------- -------------------------------
     Small Company Value Fund                                    0.00+/-                        No changes
     ---------------------------------------------- -------------------------------- -------------------------------
     Small/Mid Cap Core Fund*                        First 500M           0.75
                                                     Next 500M            0.70                  No changes
                                                     Next 1B              0.65
                                                     Next 2B              0.625
                                                     Over 4B              0.60
     ---------------------------------------------- -------------------------------- -------------------------------

--------------------
(13) On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved a sub-adviser change and name change to the Small Cap Disciplined Fund. Subject to receipt of shareholder approval of the new sub-adviser, the fund name will change to the Intrinsic Small Cap Value Fund, effective June 1, 2010.

     ---------------------------------------------- -------------------------------- -------------------------------
                                                      FEE AS % OF AVG. DAILY NET       FEE AS % OF AVG. DAILY NET
                                                              ASSET VALUE                     ASSET VALUE
                                                    -------------------------------- -------------------------------
     WELLS FARGO FUNDS TRUST                                    CURRENT                    AS OF JULY 9, 2010+
     ---------------------------------------------- -------------------------------- -------------------------------
     Small/Mid Cap Value Fund                        First 500M           0.85        First 500M       0.75
                                                     Next 500M            0.825       Next 500M        0.70
                                                     Next 1B              0.80        Next 1B          0.65
                                                     Next 1B              0.775       Next 2B          0.625
                                                     Over 3B              0.75        Over 4B          0.60
     ---------------------------------------------- -------------------------------- -------------------------------
     Social Sustainability Fund                      First 500M           0.70        First 500M       0.65
                                                     Next 500M            0.65        Next 500M        0.625
                                                     Next 2B              0.60        Next 1B          0.60
                                                     Next 2B              0.575       Next 2B          0.575
                                                     Over 5B              0.55        Over 4B          0.55
     ---------------------------------------------- -------------------------------- -------------------------------
     Special Small Cap Value Fund*                   First 500M           0.80
                                                     Next 500M            0.775                 No changes
                                                     Next 1B              0.75
                                                     Next 1B              0.725
                                                     Over 3B              0.70
     ---------------------------------------------- -------------------------------- -------------------------------
     Specialized Financial Services Fund(14)         First 500M           0.95        First 500M       0.95
                                                     Next 500M            0.90        Next 500M        0.90
                                                     Next 2B              0.85        Next 1B          0.85
                                                     Next 2B              0.825       Next 2B          0.825
                                                     Over 5B              0.80        Over 4B          0.80
     ---------------------------------------------- -------------------------------- -------------------------------
     Specialized Technology Fund                     First 500M           1.05        First 500M       1.05
                                                     Next 500M            1.00        Next 500M        1.00
                                                     Next 2B              0.95        Next 1B          0.95
                                                     Next 2B              0.925       Next 2B          0.925
                                                     Over 5B              0.90        Over 4B          0.90
     ---------------------------------------------- -------------------------------- -------------------------------
     Stable Income Fund(15)                                      0.00+/-                        No changes
     ---------------------------------------------- -------------------------------- -------------------------------
     Strategic Income Fund(16)                       First 500M           0.50
                                                     Next 500M            0.475                 No changes
                                                     Next 2B              0.45
                                                     Next 2B              0.425
                                                     Over 5B              0.40
     ---------------------------------------------- -------------------------------- -------------------------------

--------------------
(14) On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Specialized Financial Services Fund into the Classic Value Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

(15) On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Stable Income Fund to the Ultra Short-Term Income Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010. In addition, for an interim period following shareholder approval, the Stable Income Fund will convert from a gateway feeder fund to a stand-alone fund. The advisory fees during this interim period of June 18, 2010 to July 16, 2010 will be: 0.40% on the first 500M; 0.375% on the next 500M; 0.35% on the next 2B; 0.325% on the next 2B; and 0.30% over 5B.

(16) On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Strategic Income Fund into the High Income Fund. Subject to receipt of shareholder approval, the merger will become effective on July 9, 2010.

     ---------------------------------------------- -------------------------------- -------------------------------
                                                      FEE AS % OF AVG. DAILY NET       FEE AS % OF AVG. DAILY NET
                                                              ASSET VALUE                     ASSET VALUE
                                                    -------------------------------- -------------------------------
     WELLS FARGO FUNDS TRUST                                    CURRENT                    AS OF JULY 9, 2010+
     ---------------------------------------------- -------------------------------- -------------------------------
     Strategic Large Cap Growth Fund*                First 500M           0.65
                                                     Next 500M            0.625                 No changes
                                                     Next 1B              0.60
                                                     Next 2B              0.575
                                                     Over 4B              0.55
     ---------------------------------------------- -------------------------------- -------------------------------
     Strategic Municipal Bond Fund*                  First 500M           0.35
                                                     Next 500M            0.325                 No changes
                                                     Next 2B              0.30
                                                     Next 2B              0.275
                                                     Over 5B              0.25
     ---------------------------------------------- -------------------------------- -------------------------------
     Target Today Fund                               First 500M           0.25%
                                                     Next 500M            0.23%                 No changes
                                                     Next 2B              0.21%
                                                     Over 3B              0.19%
     ---------------------------------------------- -------------------------------- -------------------------------
     Target 2010 Fund                                First 500M           0.25%
                                                     Next 500M            0.23%                 No changes
                                                     Next 2B              0.21%
                                                     Over 3B              0.19%
     ---------------------------------------------- -------------------------------- -------------------------------
     Target 2015 Fund                                First 500M           0.25%
                                                     Next 500M            0.23%                 No changes
                                                     Next 2B              0.21%
                                                     Over 3B              0.19%
     ---------------------------------------------- -------------------------------- -------------------------------
     Target 2020 Fund                                First 500M           0.25%
                                                     Next 500M            0.23%                 No changes
                                                     Next 2B              0.21%
                                                     Over 3B              0.19%
     ---------------------------------------------- -------------------------------- -------------------------------
     Target 2025 Fund                                First 500M           0.25%
                                                     Next 500M            0.23%                 No changes
                                                     Next 2B              0.21%
                                                     Over 3B              0.19%
     ---------------------------------------------- -------------------------------- -------------------------------
     Target 2030 Fund                                First 500M           0.25%
                                                     Next 500M            0.23%                 No changes
                                                     Next 2B              0.21%
                                                     Over 3B              0.19%
     ---------------------------------------------- -------------------------------- -------------------------------
     Target 2035 Fund                                First 500M           0.25%
                                                     Next 500M            0.23%                 No changes
                                                     Next 2B              0.21%
                                                     Over 3B              0.19%
     ---------------------------------------------- -------------------------------- -------------------------------
     Target 2040 Fund                                First 500M           0.25%
                                                     Next 500M            0.23%                 No changes
                                                     Next 2B              0.21%
                                                     Over 3B              0.19%
     ---------------------------------------------- -------------------------------- -------------------------------

     ---------------------------------------------- -------------------------------- -------------------------------
                                                      FEE AS % OF AVG. DAILY NET       FEE AS % OF AVG. DAILY NET
                                                              ASSET VALUE                     ASSET VALUE
                                                    -------------------------------- -------------------------------
     WELLS FARGO FUNDS TRUST                                    CURRENT                    AS OF JULY 9, 2010+
     ---------------------------------------------- -------------------------------- -------------------------------
     Target 2045 Fund                                First 500M           0.25%
                                                     Next 500M            0.23%                 No changes
                                                     Next 2B              0.21%
                                                     Over 3B              0.19%
     ---------------------------------------------- -------------------------------- -------------------------------
     Target 2050 Fund                                First 500M           0.25%
                                                     Next 500M            0.23%                 No changes
                                                     Next 2B              0.21%
                                                     Over 3B              0.19%
     ---------------------------------------------- -------------------------------- -------------------------------
     Traditional Small Cap Growth Fund*              First 500M           0.80
                                                     Next 500M            0.775                 No changes
                                                     Next 1B              0.75
                                                     Next 1B              0.725
                                                     Over 3B              0.70
     ---------------------------------------------- -------------------------------- -------------------------------
     Total Return Bond Fund                                      0.00+/-                        No changes
     ---------------------------------------------- -------------------------------- -------------------------------
     Treasury Plus Money Market Fund                              0.10                          No changes
     ---------------------------------------------- -------------------------------- -------------------------------
     Utility & Telecommunications Fund*              First 500M           0.60
                                                     Next 500M            0.55                  No changes
                                                     Next 1B              0.50
                                                     Next 2B              0.475
                                                     Over 4B              0.45
     ---------------------------------------------- -------------------------------- -------------------------------
     Ultra Short-Term Income Fund                    First 500M           0.40
                                                     Next 500M            0.375                 No changes
                                                     Next 2B              0.35
                                                     Next 2B              0.325
                                                     Over 5B              0.30
     ---------------------------------------------- -------------------------------- -------------------------------
     Ultra Short-Term Municipal Income Fund          First 500M           0.35
                                                     Next 500M            0.325                 No changes
                                                     Next 2B              0.30
                                                     Next 2B              0.275
                                                     Over 5B              0.25
     ---------------------------------------------- -------------------------------- -------------------------------
     U.S. Value Fund(17)                             First 500M           0.70
                                                     Next 500M            0.65                  No changes
                                                     Next 2B              0.60
                                                     Next 2B              0.575
                                                     Over 5B              0.55
     ---------------------------------------------- -------------------------------- -------------------------------
     WealthBuilder Conservative Allocation           First 1B             0.20
     Portfolio                                       Next 4B              0.175                 No changes
                                                     Over 5B              0.15
     ---------------------------------------------- -------------------------------- -------------------------------

--------------------
(17) On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the U.S. Value Fund to the Disciplined Value Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

     ---------------------------------------------- -------------------------------- -------------------------------
                                                      FEE AS % OF AVG. DAILY NET       FEE AS % OF AVG. DAILY NET
                                                              ASSET VALUE                     ASSET VALUE
                                                    -------------------------------- -------------------------------
     WELLS FARGO FUNDS TRUST                                    CURRENT                    AS OF JULY 9, 2010+
     ---------------------------------------------- -------------------------------- -------------------------------
     WealthBuilder Equity Portfolio                  First 1B             0.20
                                                     Next 4B              0.175                 No changes
                                                     Over 5B              0.15
     ---------------------------------------------- -------------------------------- -------------------------------
     WealthBuilder Growth Allocation Portfolio       First 1B             0.20
                                                     Next 4B              0.175                 No changes
                                                     Over 5B              0.15
     ---------------------------------------------- -------------------------------- -------------------------------
     WealthBuilder Growth Balanced Portfolio         First 1B             0.20
                                                     Next 4B              0.175                 No changes
                                                     Over 5B              0.15
     ---------------------------------------------- -------------------------------- -------------------------------
     WealthBuilder Moderate Balanced Portfolio       First 1B             0.20
                                                     Next 4B              0.175                 No changes
                                                     Over 5B              0.15
     ---------------------------------------------- -------------------------------- -------------------------------
     WealthBuilder Tactical Equity Portfolio         First 1B             0.20
                                                     Next 4B              0.175                 No changes
                                                     Over 5B              0.15
     ---------------------------------------------- -------------------------------- -------------------------------
     Wisconsin Tax-Free Fund                         First 500M           0.35
                                                     Next 500M            0.325                 No changes
                                                     Next 2B              0.30
                                                     Next 2B              0.275
                                                     Over 5B              0.25
     ---------------------------------------------- -------------------------------- -------------------------------
     100% Treasury Money Market Fund                 First 1B             0.30        First 1B         0.30
                                                     Next 4B              0.275       Next 4B          0.275
                                                     Over 5B              0.25        Next 10B         0.25
                                                                                      Next 10B         0.225
                                                                                      Over 25B         0.20
     ---------------------------------------------- -------------------------------- -------------------------------

Most recent annual approval by the Board of Trustees: March 27, 2009 Schedule A amended: March 1, 2010

+/- As long as the Fund invests all (or substantially all) of its assets in a single, registered, open-end management investment company in accordance with
Section 12(d)(1)(E) under the 1940 Act, the Fund does not pay Funds Management an investment advisory fee. At the time the Fund invests some of its assets in two or more registered, open-end management investment companies in accordance with Section 12(d)(1)(G) under the 1940 Act, the Fund shall pay Funds Management an investment advisory fee of 0.25% for asset allocation services.

         The foregoing fee schedule is agreed to as of March 1, 2010 and shall remain in effect until changed in writing by the parties.



                                        WELLS FARGO FUNDS TRUST


                                        By:   /s/ C. David Messman
                                              ----------------------------------
                                              C. David Messman
                                              Secretary


                                        WELLS FARGO FUNDS MANAGEMENT, LLC


                                        By:   /s/ Andrew Owen
                                              ----------------------------------
                                              Andrew Owen
                                              Executive Vice President